Quarterly Consolidated Statistical Summary
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7
EXHIBIT 99.8
EXHIBIT 99.9
EXHIBIT 99.10

Exhibit 99.2

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$21	$16	$5	$181	$199	$(18)
2	Pinnacle West Energy	(12)	(31)	19	(1)	(19)	18
3	APS Energy Services	3	8	(5)	16	28	(12)
4	SunCor	36	8	28	46	10	36
5	El Dorado	1	(37)	38	7	(55)	62
6	Parent Company	(3)	19	(22)	(18)	43	(61)

7	Income From Continuing Operations	46	(17)	63	231	206	25
8a	Income From Discontinued Operations - Net of Tax	3	2	1	10	9	1
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	(66)	66	—	(66)	66

9	Net Income	$49	$(81)	$130	$241	$149	$92

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$0.23	$0.19	$0.04	$1.98	$2.35	$(0.37)
11	Pinnacle West Energy	(0.14)	(0.37)	0.23	(0.01)	(0.23)	0.22
12	APS Energy Services	0.03	0.09	(0.06)	0.18	0.33	(0.15)
13	SunCor	0.39	0.09	0.30	0.50	0.13	0.37
14	El Dorado	0.02	(0.43)	0.45	0.08	(0.65)	0.73
15	Parent Company	(0.03)	0.24	(0.27)	(0.21)	0.50	(0.71)

16	Income From Continuing Operations	0.50	(0.19)	0.69	2.52	2.43	0.09
17a	Income From Discontinued Operations - Net of Tax	0.04	0.01	0.03	0.11	0.10	0.01
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	(0.77)	0.77	—	(0.77)	0.77

18	Net Income	$0.54	$(0.95)	$1.49	$2.63	$1.76	$0.87

19	BOOK VALUE PER SHARE(a)	$31.00	$29.40	$1.60	$31.00	$29.40	$1.60
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,403	85,302	6,101	91,405	84,964	6,441
21	End of Period	91,288	91,255	33	91,288	91,255	33

(a)	Book value reflects an estimate for 2003.

See Glossary of Terms.	Page 1 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$193	$172	$21	$957	$906	$51
23	Business	222	212	10	953	928	25

24	Total retail	415	384	31	1,910	1,834	76
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	3	—	15	9	6
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	7	12	(5)	27	30	(3)
28	Other miscellaneous services	7	7	—	26	17	9

29	Total regulated electricity	432	406	26	1,978	1,890	88

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	16	32	(16)	88	50	38
31	Realized margins on electricity trading	6	1	5	22	50	(28)
32	Other delivered electricity (a)	74	71	3	308	168	140

33	Total delivered marketing and trading	96	104	(8)	418	268	150

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	1	6	(5)	(8)	8	(16)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(1)	(8)	7	(11)	(41)	30
36	Change in mark-to-market for future-period deliveries	(5)	(1)	(4)	(7)	52	(59)

37	Total other marketing and trading	(5)	(3)	(2)	(26)	19	(45)

38	Total marketing and trading	91	101	(10)	392	287	105

39	Total operating electric revenues	$523	$507	$16	$2,370	$2,177	$193

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the fourth quarter of 2003. Lines 31 and 34 include amounts totaling $1 million of realized gains for the fourth quarter of 2003.

See Glossary of Terms.	Page 2 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail
40	Residential	2,374	2,056	318	11,147	10,444	703
41	Business	3,226	3,036	190	13,416	12,917	499

42	Total retail	5,600	5,092	508	24,563	23,361	1,202
	Wholesale electricity delivered
43	Traditional contracts	112	140	(28)	500	474	26
44	Retail load hedge management	333	296	37	1,093	2,642	(1,549)

45	Total regulated electricity	6,045	5,528	517	26,156	26,477	(321)

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	475	1,051	(576)	2,146	1,791	355
47	Electricity trading	5,655	4,655	1,000	21,305	18,037	3,268
48	Other delivered electricity	1,247	1,390	(143)	5,351	3,027	2,324

49	Total delivered marketing and trading	7,377	7,096	281	28,802	22,855	5,947

50	Total electric sales	13,422	12,624	798	54,958	49,332	5,626

See Glossary of Terms.	Page 3 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	MARKETING AND TRADING SEGMENT
	PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$9	$(6)	$7	$14	$(7)
52	Other electricity marketing and trading (a)	12	23	(11)	66	99	(33)

53	Total electricity	15	32	(17)	73	113	(40)
54	Other commodities (a)	1	6	(5)	(8)	8	(16)

55	Total realized margin	16	38	(22)	65	121	(56)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(2)	(4)	2	(14)	(30)	16
57	Other commodities (a)	1	(4)	5	3	(11)	14
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—

59	Subtotal	(1)	(8)	7	(11)	(41)	30

60	Total current period effects (b)	15	30	(15)	54	80	(26)

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	(5)	6	(11)	(8)	63	(71)
62	Other commodities	—	(7)	7	1	(11)	12

63	Subtotal	(5)	(1)	(4)	(7)	52	(59)

64	Total gross margin	$10	$29	$(19)	$47	$132	$(85)

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2003, Pinnacle West had accumulated mark-to-market net gains of $23 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2004, $5 million; 2005, $5 million; 2006, $3 million and thereafter, $10 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the fourth quarter of 2003. A $2 million realized gain is included in the $12 million on line 52 for the fourth quarter of 2003.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$8	$34	$(26)	$52	$147	$(95)
66	Natural gas	3	(5)	8	3	(6)	9
67	Coal	—	—	—	(2)	(2)	—
68	Emission allowances	(1)	—	(1)	(7)	(7)	—
69	Other	—	—	—	1	—	1

70	Total Gross Margin	$10	$29	$(19)	$47	$132	$(85)

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$5	$(5)	$(2)	$8	$(10)
72	Other marketing and trading	(9)	9	(18)	(3)	82	(85)
	APS
73	Generation sales other than native load	4	—	4	11	2	9
74	Other marketing and trading	—	—	—	(3)	—	(3)
	Pinnacle West Energy
75	Generation sales other than native load	(1)	4	(5)	(2)	4	(6)
76	Other marketing and trading	10	—	10	10	—	10
	APS ES
77	Other marketing and trading	6	11	(5)	36	36	—

78	Total gross margin before income taxes	$10	$29	$(19)	$47	$132	$(85)

See Glossary of Terms.	Page 5 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	839,539	811,930	27,609	828,366	801,801	26,565
80	Business	104,521	101,177	3,344	103,096	100,228	2,868

81	Total	944,060	913,107	30,953	931,462	902,029	29,433
82	Wholesale customers	66	67	(1)	66	67	(1)

83	Total customers	944,126	913,174	30,952	931,528	902,096	29,432

84	Customer Growth (% over prior year)	3.4%	3.2%	0.2%	3.3%	3.1%	0.2%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,262	2,130	132	10,884	10,382	502
86	Business	3,162	3,023	139	13,368	12,899	469

87	Total	5,424	5,153	271	24,252	23,281	971

	RETAIL USAGE
	(KWh/Average Customer)
88	Residential	2,828	2,532	296	13,457	13,025	432
89	Business	30,865	30,011	854	130,131	128,885	1,246
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,695	2,623	72	13,139	12,947	192
91	Business	30,252	29,878	374	129,665	128,698	967
	ELECTRICITY DEMAND (MW)
92	System peak demand	5,124	3,828	1,296	6,332	5,803	529

See Glossary of Terms.	Page 6 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	1,739	2,095	(356)	8,322	8,981	(659)
94	Coal	2,799	3,183	(384)	11,362	12,056	(694)
95	Gas, oil and other	535	1,455	(920)	6,091	4,369	1,722

96	Total	5,073	6,733	(1,660)	25,775	25,406	369

	Purchased power
97	Firm load	1,418	(157)	1,575	3,108	1,619	1,489
98	Marketing and trading	7,236	6,340	896	27,329	23,704	3,625

99	Total	8,654	6,183	2,471	30,437	25,323	5,114

100	Total energy sources	13,727	12,916	811	56,212	50,729	5,483

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	72%	87%	(15)%	87%	94%	(7)%
102	Coal	74%	84%	(10)%	76%	80%	(4)%
103	Gas, oil and other	9%	29%	(20)%	28%	27%	1%
104	System average	41%	60%	(19)%	55%	63%	(8)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	297	129	168	131	67	64
106	Coal	253	116	137	269	167	102
107	Gas	338	54	284	205	48	157
108	Total	888	299	589	606	282	323
109	Generation Fuel Cost ($/MWh)	$15.40	$13.05	$2.35	$17.36	$13.01	$4.35

See Glossary of Terms.	Page 7 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2003 and 2002

		3 Mo. Ended December 31			12 Mo. Ended December 31

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$42.98	$36.18	$6.80	$48.60	$32.28	$16.32
111	SP15	$46.88	$41.35	$5.53	$51.38	$34.22	$17.16
	Off-Peak
112	Palo Verde	$30.48	$25.09	$5.39	$32.03	$19.89	$12.14
113	SP15	$32.85	$28.52	$4.33	$34.66	$21.69	$12.97
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	572	398	174	4,899	4,875	24
115	Heating degree-days	370	328	42	736	800	(64)
116	Average humidity	34%	38%	(4)%	31%	27%	4%
	10-Year Averages
117	Cooling degree-days	395	395	—	4,439	4,439	—
118	Heating degree-days	433	433	—	1,013	1,013	—
119	Average humidity	40%	40%	0%	36%	36%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b) (d)
120	Single-family	5,929	5,997	(68)	35,763	32,034	3,729
121	Multi-family	2,623	492	2,131	6,770	6,408	362

122	Total	8,552	6,489	2,063	42,533	38,442	4,091

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	1.4%	1.0%	0.4%	0.9%	(0.1)%	1.0%
124	Unemployment rate (%, seasonally adjusted)	4.9%	6.1%	(1.2)%	5.7%	6.2%	(0.5)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect three month and twelve month ended November 2002 and November 2003.

See Glossary of Terms.	Page 8 of 8